SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


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                              The Beard Company
              (Name of Registrant as Specified in its Charter)

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                        if other than the Registrant)

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

                                    NOTICE OF

                                 ANNUAL MEETING

                                 OF STOCKHOLDERS

                                   TO BE HELD

                                  JUNE 7, 2001

                               AND PROXY STATEMENT


                                THE BEARD COMPANY

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                                                                  April 27, 2001

Dear Stockholders:

     We invite you to attend the annual meeting of stockholders of The Beard Company (the "Company") which will be held in Oklahoma City on Thursday, June 7, 2001. The matters to be considered at the meeting are described in the formal notice and proxy statement on the following pages.

     After completing the business of the meeting, including the election of two directors and an amendment to The Beard Company Deferred Stock Compensation Plan, we will discuss fiscal year 2000 activities and the current outlook for the Company. There will be a period for questions and for discussion with your directors and officers.

     If you plan to be present, please notify the Secretary of the Company so that the necessary arrangements can be made for your attendance. Regardless of whether you plan to personally attend, it is important that your shares be represented at this meeting. Please date, sign and return your proxy card in the enclosed envelope at your earliest convenience.


               W. M. BEARD                        HERB MEE, JR.
                 Chairman                          President

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             Thursday, June 7, 2001

TO THE STOCKHOLDERS OF THE BEARD COMPANY:

       You are hereby notified that the Annual Meeting of Stockholders of The Beard Company (the "Company") will be held on June 7, 2001 at 10:00 a.m. in the Executive Boardroom of the Holiday Inn Express & Suites, located at 2811 N. W. Expressway, Oklahoma City, Oklahoma 73112, for the purpose of considering and voting upon the following matters:

(1)  The election of two (2) directors of the Company for three (3) year terms.

(2)  Amendment to The Beard Company Deferred Stock Compensation Plan.

(3) The approval of the appointment of Cole & Reed, P.C. as independent auditors of the Company for fiscal year 2001.

(4) Such other business as may properly come before the meeting or any adjournment thereof.

     The transfer books will not be closed, but only stockholders of record at the close of business on April 13, 2001 will be entitled to notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at the offices of the Company, Enterprise Plaza, Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma.

     You are cordially invited to attend the meeting. Even if you plan to attend, you are requested to date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope. You may revoke your proxy at any time prior to exercise.

                                   By Order of the Board of Directors

                                   REBECCA G. WITCHER
                                   Rebecca G. Witcher
                                   Secretary

Oklahoma City, Oklahoma
Dated April 27, 2001

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                                 PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of The Beard Company ("Beard" or the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held June 7, 2001. It is first being mailed to stockholders on or about April 27, 2001. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     A person giving the enclosed proxy has the power to revoke it by giving notice to the Secretary in person, or by written notification actually received by the Secretary, or by subsequently granting a later dated proxy relating to the same shares, at any time prior to its being exercised.

     The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. It is possible that further solicitation of proxies will be made by telephone or oral communication with some stockholders of the Company following the original solicitation. All such further solicitations will be made by regular employees of the Company who will not be additionally compensated therefor, and the cost will be borne by the Company.

     THE COMPANY'S ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K (THE "FORM 10-K") INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, IS INCLUDED HEREWITH.


                          VOTING SECURITIES OUTSTANDING

     As of February 28, 2001, 1,828,845 shares of common stock and 27,838 shares of preferred stock of the Company had been issued and were outstanding. Each share of common stock is entitled to one vote on all matters presented at the meeting. Each share of preferred stock is entitled to one vote for each full share of common stock into which it would have been convertible had it been convertible on the record date (3.84706875 shares). Accordingly, a total of 1,935,939 votes are entitled to be cast at the meeting, and the holders of the preferred stock are entitled to cast 17.62% of such votes. Only holders of common stock and preferred stock of record at the close of business on April 13, 2001, will be entitled to vote at the meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the name and address of each shareholder who is known to the Company to own beneficially more than 5% of Beard's outstanding common stock or preferred stock, the number of shares beneficially owned by each and the percentage of outstanding common or preferred stock so owned as of February 28, 2001. Unless otherwise noted, the person named has sole voting and investment powers over the shares reflected opposite his name.

                        Number of            Number of              Combined
                        Preferred              Common              Common and
                        Shares and           Shares and             Preferred
                        Nature of   Percent  Nature of  Percent of   Voting
Name and Address        Ownership  of Class  Ownership   Class(8)  Percentage(8)
----------------        ---------  --------  ---------   --------  -------------

John Hancock Financial
Services, Inc.
("Hancock")............   27,838   100.00%  234,030(1)(2) 12.80%(2)   17.62%
57th Floor
200 Clarendon Street
Boston, Massachusetts 02117

Dimensional Fund
Advisors, Inc..........     None     0.00%  112,297(3)     6.14%       5.80%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

The Beard Group 401(k) Trust
c/o InvesTrust, N.A.,
Trustee................     None     0.00%  167,174(4)     9.14%       8.64%
6301 N. Western, Suite 210
Oklahoma City, OK 73118

W. M. Beard............     None     0.00%  651,115(5)    35.42%      33.47%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Lu Beard...............     None     0.00%  241,639(6)    13.21%      12.48%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Herb Mee, Jr...........     None     0.00%  294,372(7)    15.94%      15.06%
Enterprise Plaza, Suite 320
5600  North  May  Avenue
Oklahoma  City, OK 73112

--------

(1)  Shares are held by Hancock on behalf of itself and affiliated entities.

(2)  Excludes  the  Beard  preferred  shares  which  will  collectively   become
     convertible into 5.53% of the outstanding common stock (after conversion) on January 1, 2003 to the extent not previously redeemed or converted.

(3) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 112,297 shares as of December 31, 2000, all of which shares are held in portfolios of investment companies, commingled group trusts and separate accounts (collectively, the "Funds") which Dimensional serves as investment manager or investment adviser. Dimensional possesses voting power and/or investment power over all of such shares which are owned by the Funds. Dimensional disclaims beneficial ownership of all such shares.

(4) Represents shares owned by The Beard Group 401(k) Trust (the "401(k) Trust") at December 31, 2000 (latest information available). Shares held by the 401(k) Trust are owned by the participating employees, each of whom has sole voting and investment power over the shares held in his or her account. Includes 61,001.78 and 92,550.68 shares held for the accounts of Messrs. Beard and Mee, respectively.

(5) Includes 154,624 shares owned directly by Mr. Beard as to which he has sole voting and investment power; 240,380 shares (or 13.14%) owned by the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "1988 Unitrust"), of which Mr. Beard and his wife, Lu Beard, serve as co-trustees and share voting and investment power; 36,214 shares held by the William M. Beard Irrevocable Trust "A," 51,324 shares held by the William
     M. Beard Irrevocable Trust "B," and 62,661 shares held by the William M. Beard Irrevocable Trust "C" (collectively, the "Beard Irrevocable Trusts") of which Messrs. Beard and Herb Mee, Jr. are trustees and share voting and investment power; 5,053 shares each held by the John Mason Beard II Trust and by the Joseph G. Beard Trust as to which Mr. Beard is the trustee and has sole voting and investment power; 2,442 shares held by the Rebecca Banner Beard Lilly Living Trust as to which Mr. Beard is a co-trustee and shares voting and investment power with his daughter; 61,001.78 shares held by The Beard Group 401(k) Trust (the "401(k) Trust") for the account of Mr. Beard as to which he has sole voting and investment power; and 9,999 shares held by B & M Limited, a general partnership, of which Mr. Beard is a general partner and shares voting and investment power with Mr. Mee. Also includes 9,375 shares subject to presently exercisable options. Excludes 1,259 shares owned by his wife as to which Mr. Beard disclaims beneficial ownership.

(6) Represents 240,380 shares owned by the 1988 Unitrust, of which Mr. Beard and Mrs. Beard serve as co-trustees and share voting and investment power. Also includes 1,259 shares owned directly by Mrs. Beard as to which she has sole voting and investment power.

(7) Includes 18,253 shares owned directly by Mr. Mee as to which he has sole voting and investment power; 4,999 shares held by Mee Investments, Inc., as to which Mr. Mee has sole voting and investment power; 9,999 shares held by B & M Limited as to which Mr. Mee shares voting and investment power with Mr. Beard but as to which Mr. Mee has no present economic interest; and 92,550.68 shares held by the 401(k) Trust for the account of Mr. Mee as to which he has sole voting and investment power. Also includes 150,199 shares held by the Beard Irrevocable Trusts as to which Mr. Mee is a co-trustee and shares voting and investment power with Mr. Beard but as to which Mr. Mee has no pecuniary interest and disclaims beneficial ownership. Also includes 18,371 shares subject to presently exercisable options. Excludes 33 shares owned by his wife, Marlene W. Mee, as to which Mr. Mee disclaims beneficial ownership.

(8) All percentages reflected above exclude 295,053 common shares held by the Company as treasury stock.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the number of shares of Beard common stock beneficially owned by each director and nominee, the Chief Executive Officer ("CEO"), each named executive officer and by all directors and executive officers as a group and the percentage of outstanding common stock so owned as of February 28, 2001.

                                        Amount and
                                         Nature of
                                        Beneficial        Percent
    Name and Address                    Ownership       of Class(6)
    ----------------                    ---------       -----------
W. M. Beard...................          651,115(1)        35.42%
Herb Mee, Jr..................          294,372(2)        15.94%
Michael E. Carr...............           21,482            1.17%
Ford C. Price.................           13,998(3)          ---(6)
Allan R. Hallock..............            1,875(4)          ---(6)
Harlon E. Martin, Jr..........              750             ---(6)
All directors and
 executive officers as a group
 (8 in number)................          837,210(5)        44.80%

---------

(1)  See  footnote  (5) to  table  "Security  Ownership  of  Certain  Beneficial
     Owners."

(2)  See  footnote  (7) to  table  "Security  Ownership  of  Certain  Beneficial
     Owners."

(3) Includes 7,799 shares owned directly by Mr. Price and 2,449 shares held by an IRA for the benefit of Mr. Price, as to all of which he has sole voting and investment power, and 3,750 shares held by the FCP Trust as to which he has shared voting and investment power.

(4) Represents shares held by an IRA for the benefit of Mr. Hallock, as to all of which he has sole voting and investment power.

(5) Includes 430,440 shares as to which directors and executive officers have sole voting and investment power and 406,770 shares as to which they share voting and investment power with others.

(6)  Reflects ownership of less than one (1) percent.

(7)  See  footnote  (8) to  table  "Security  Ownership  of  Certain  Beneficial
     Owners."


                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     The Company's Certificate of Incorporation (the "Certificate") provides for a Board of Directors of not more than nine nor less than three directors, including one director elected by the preferred stockholders, as determined from time to time by the Board. The Certificate also provides that the portion of the Board of Directors which is elected by the Beard common stockholders shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year.

     At the meeting, two directors are to be elected by the common stockholders for a three-year term expiring at the date of the Annual Meeting of Stockholders in 2004. The terms of Messrs. Harlon E. Martin, Jr. and Herb Mee, Jr. expire this year, and they will be the two nominees for terms expiring in 2004. The Beard preferred stockholders filled the directorship vacancy which they were entitled to fill in February 1994 by the election of Michael E. Carr, who will continue to serve in such capacity until his successor has been elected.

     It is the intention of the persons named in the accompanying form of Proxy to vote Proxies for the election of the above-named nominees. Each nominee has served continuously as director of the Company or of its predecessors since first elected. In the event that any of the nominees should for some reason, presently unknown, fail to stand for election, the resulting vacancy would be filled at such time as the board finds a suitable candidate. The election of directors at this meeting will be by plurality vote. The directors elected at the Annual Meeting will serve for three-year terms and until their respective successors are elected and qualified, in accordance with the provisions of the Certificate and the Company's By-Laws.

     Certain information with respect to the nominees for director and four directors whose terms do not expire this year is as follows:

Nominees for Election for a Term of Three Years Expiring in 2004: Nominee (age), year first became a Director of Beard or Beard Oil:

Harlon E. Martin, Jr. (53), 1997

     Harlon E. Martin, Jr. was elected a director of Beard in October 1997 to fill the directorship vacancy created by the death of W. R. Plugge. Mr. Martin has served as the principal of H. E. Martin & Company, a Houston investment banking firm, since its founding in 1990. He was a co- founder of GTM Securities Corp. in 1985 and served as a principal of such firm until 1989. H. E. Martin & Company is not a parent, subsidiary, or other affiliate of Beard.

Herb Mee, Jr. (72), 1974

     Herb Mee, Jr. has served as Beard's President since October 1989 and as its Chief Financial Officer since June 1993. He has served as President of Beard Oil Company ("Beard Oil"), the predecessor to Beard, since its incorporation, and as its Chief Financial Officer since June 1993. He has also served as a director of Beard and Beard Oil since their incorporation. Mr. Mee served as President of Woods Corporation, a New York Stock Exchange diversified holding company, from 1968 to 1972 and as its Chief Executive Officer from 1970 to 1972.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ABOVE NOMINEES.

Director to Continue in Office with Term Expiring in 2002:

W. M. Beard (72), 1974

     W.M. Beard has served Beard as its Chairman of the Board and Chief Executive Officer since December 1992. He previously served as Beard's President and Chief Executive Officer from the Company's incorporation in October 1974 until January 1985. He has served Beard Oil as its Chairman of the Board and Chief Executive Officer since its incorporation. He has also served as a director of Beard and Beard Oil since their incorporation. Mr. Beard has been actively involved since 1952 in all management phases of Beard and Beard Oil from their inception, and as a partner of their predecessor company.

Directors to Continue in Office with Terms Expiring in 2003:

Allan R. Hallock (71), 1986

     Allan R. Hallock was elected a director of Beard in July 1993. He served as a director of Beard Oil from December 1986 until October 1993. Mr. Hallock is currently an independent consulting geologist. He served as Vice President and Exploration Manager of Gemini Corporation from 1970 until December 1986.

Ford C. Price (63), 1988

     Ford C. Price was elected a director of Beard in July 1993. He served as a director of Beard Oil from June 1987 until October 1993. From 1961 until 1986 Mr. Price served in various capacities with The Economy Company, a privately-held schoolbook publishing company, last serving as its Chairman of the Board and Chief Executive Officer. Mr. Price is a private investor.

Director Elected to Represent the Class of Preferred Stockholders

Michael E. Carr (65), 1994

     Michael E. Carr was elected in February 1994 by the preferred stockholders to fill the directorship vacancy which they are entitled to fill. He served as Senior Vice President of Beard Oil from December 1986 until October 1993. He served as President of Sensor Oil & Gas, Inc. from October 1993 until August 1996. He presently serves as President of Mica Energy Corp. Mica Energy Corp is not a parent, subsidiary, or other affiliate of Beard.

     Mr. Carr will serve as a director of the Company until his successor has been elected and has qualified in such office or until such time as all of the preferred stock has been converted or redeemed.

     There is no family relationship between any of the directors or executive officers of the Company.

Committees of the Board of Directors

     The Company has standing Audit and Compensation Committees. Mr. Price serves as chairman and Messrs. Hallock, Martin and Carr serve as members of the Audit Committee which met three times in 2000. Mr. Hallock serves as chairman and Messrs. Martin, Price and Carr serve as members of the Compensation Committee which met once in 2000. During 2000, the Board of Directors met eight times. All of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and committees on which they served during 2000.

     The principal functions of the Company's Audit Committee are set forth in its formal written charter, a copy of which was attached as Exhibit "A" to the Proxy Statement for the Company's 2000 Special Meeting. In addition to the responsibilities enumerated therein, the Audit Committee shall: (1) at least annually cause an audit to be made of the Company and its consolidated subsidiaries by auditors responsible only to the Committee and the Board; (2) examine the reports and consult with the outside audit firm employed by the Company or any of its subsidiaries; (3) report on a regular basis to the Board of Directors concerning all matters under its jurisdiction; and (4) coordinate its functions with the Compensation Committee, and any other committees, when necessary.

     The principal functions of the Company's Compensation Committee are: (1) to review the objectives, structure, cost and administration of the Company's major compensation and benefit policies and programs; (2) to review and make recommendations concerning remuneration arrangements for senior management, including the specific relationship of corporate performance to executive compensation; (3) to review the Company's performance versus the CEO's compensation and establish measures of the Company's performance upon which the CEO's compensation is based; and (4) to administer the Company's compensation, benefit and incentive plans.

     The Company does not have a Nominating Committee; the Board of Directors has nominated the directors to stand for election at the annual meeting. Each of the persons nominated presently serves as a director.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee (the "Committee") is appointed by the Board of Directors and operates pursuant to a written charter that was adopted by the Board on June 14, 2000. The Audit Committee Charter was attached as Exhibit A to the Proxy Statement for the Company's 2000 Special Meeting.

     The Committee reviews fees paid by the Company to its independent auditor. For the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the financial statements included in the Company's Forms 10-Q for the second and third quarters of that year the Company paid the following fees to Cole & Reed, P.C.:

                    Financial Information Systems
  Audit Fees        Design and Implementation Fees      All Other Fees
  ----------        ------------------------------      --------------

  $35,000(A)            $     -0-                           $3,125

----------

(A) Includes $10,000 for services rendered in 2000 and $25,000 for services rendered in 2001.

     The financial statements included in the Company's Form 10-Q for the quarter ended March 31, 2000 were reviewed by KPMG LLP. The Company paid KPMG LLP fees of $6,500 for such review.

     In fulfilling its duties for the 2000 fiscal year, the Committee has done each of the following:

o reviewed the Company's audited financial statements for 2000 and discussed the financial statements with the Company's management;

o discussed with Cole & Reed, P.C. the matters required to be discussed with the auditor by the Auditing Standards Board Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU380) as may be modified or supplemented;

o received written disclosure from Cole & Reed, P.C. about any relationships between Cole & Reed, P.C. and the Company which the auditor believes may affect its independence;

o received a confirmation letter from Cole & Reed, P.C. that the auditor is independent of the Company; and

o    discussed Cole & Reed, P.C.'s independence with the auditor.

     Based on the review and discussions above, the Committee recommended to the Board that the audited financial statements for 2000 be included in the Company's 10-K filed with the Securities and Exchange Commission.

     All of the members of the Audit Committee are independent under the definitions of the rules as defined in Rule 4200(a)(15) of the NASD's listing standards.

     The Committee has considered the services rendered by the Company's principal accountant for the most recent fiscal year as described above and has concluded that the provision of such services is compatible with maintaining the principal accountant's independence.

Ford C. Price, Chairman
Allan R. Hallock
Harlon E. Martin, Jr.
Michael E. Carr


                               EXECUTIVE OFFICERS

     Certain information concerning the executive officers of the Company is set forth below:

     In addition to W. M. Beard, the Company's Chairman and Chief Executive Officer, and Herb Mee, Jr., the Company's President and Chief Financial Officer, the following are considered to be executive officers of the Company:

     Jack A. Martine, age 51, was elected as Controller, Chief Accounting Officer and Tax Manager of Beard in October 1996. Mr. Martine served as tax manager for Beard from June 1989 until October 1993 at which time he joined Sensor Oil & Gas, Inc. in a similar capacity. Mr. Martine is a certified public accountant. Sensor Oil & Gas, Inc. is not a parent, subsidiary, or other affiliate of Beard.

     Rebecca G. Witcher, age 41, has served as Corporate Secretary of the Company and Beard Oil since October 1993, and has served as Treasurer of such companies since July 1997.

     All executive officers serve at the pleasure of the Board of Directors.

Significant Employees

     Philip R. Jamison, age 62, has served as President of Beard Technologies, Inc. ("BTI") since August 1994. Mr. Jamison has been associated with the coal industry since 1960, working in various positions. From 1972 to 1977 he served as Vice President Operations for International Carbon and Minerals and as President and CEO of all its coal producing subsidiaries. From 1979 to 1988 he served as CEO of four small companies which were engaged in the production and sale of coal. From 1993 to 1995 he served as a consultant to Energy International, Inc. ("EI") in its development of BTI's patented mulled coal technology and installed and operated the process at an Alabama coal preparation plant in connection with EI's performance of a contract for the Department of Energy.

     Riza E. Murteza, age 71, has served as President and Chief Executive Officer of Beard Sino-American Resources Co., Inc. since November 1998. He was appointed Senior Advisor to the United Nations Development Project for China, residing in China for one year (1996-1997), assisting large Chinese enterprises move to a market economy. Prior to that he served as General Manager and Project Manager for two large projects in Indonesia and a large project in the Soviet Union for periods totaling nine years, and as a consultant to a number of other companies during the interim periods.

     Marc A. Messner, age 39, has served as President and Chief Executive Officer of starpay.com, inc. since April 1999. He has also served as Vice President - Corporate Development of Beard since August 1998. Mr. Messner is the inventor of starpay's proprietary payment system technology. From 1993 to 1998 he served as President of Horizontal Drilling Technologies, Inc., a company he founded in 1993 which was acquired by Beard in 1996.

Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively "reporting persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Reporting persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of Forms 3, 4 and 5 furnished to the Company and information received from each reporting person which includes written representations that no reports were required during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its reporting persons were complied with.

Compensation of Executive Officers

     The table on the next page sets forth sets forth the compensation paid or accrued during each of the last three fiscal years by the Company and its subsidiaries to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers (hereafter referred to as the named executive officers), whose aggregate salary and bonus exceeded $100,000, for any of the fiscal years ended December 31, 2000, 1999 and 1998:

                           SUMMARY COMPENSATION TABLE

                                                           Long Term
                                                          Compensation
                                                          ------------
         Annual Compensation                      Awards    Payouts
         -------------------                      ------    -------
                                               Securities
                                               Underlying           All Other
 Name and                                       Options/     LTIP    Compen-
Principal                 Salary(A)    Bonus(B)   SAR's    Payouts  sation(C)
 Position        Year       ($)         ($)       (#)       ($)       ($)
 --------        ----       ---         ---       ---       ---       ---


W.M. Beard      2000    118,250(D)      -0-(D)     -0-     16,100(D)   5,913(D)
Chairman & CEO  1999    122,375(D)     2,300       -0-      9,625(D)   6,234(D)
                1998     99,000(D)      -0-(D)     -0-     35,250(D)   5,503(D)

Herb Mee, Jr.   2000    132,000         -0-(E)     -0-      1,350(E)   6,600(E)
President & CFO 1999    132,000        1,300       -0-        -0-      6,665
                1998    132,000        1,250       -0-        -0-      7,288
-----------

(A) Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred pursuant to the Company's 401(k) Plan at the election of those officers. Amounts shown exclude cash compensation earned but deferred pursuant to the Company's Deferred Stock Compensation Plan.

(B)  Bonus for length of service with Beard or Beard Oil.

(C)  Consists of the Company's contribution to the Company's 401(k) Plan.

(D) In 2000 Mr. Beard deferred one-half ($13,750) of his salary for 2-1/2 months and all ($2,350) of his length of service bonus for the year; in 1999 Mr. Beard deferred one- fourth ($9,625) of his salary for 3-1/2 months; in 1998 Mr. Beard deferred one-fourth ($33,000) of his salary and all ($2,250) of his length of service bonus for the year pursuant to the Company's Deferred Stock Compensation Plan.

(E) In 2000 Mr. Mee deferred all ($1,350) of his length of service bonus for the year pursuant to the Company's Deferred Stock Compensation Plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information, with respect to the named executive officers, concerning the exercise of options during the Company's last fiscal year and unexercised options held as of the end of the last fiscal year:

                                                Number of
                                                Securities      Value of
                                                Underlying     Unexercised
                                                Unexercised    In-the-Money
                                                Options at      Options at
                                                FY-End (#)      FY-End ($)

             Shares Acquired         Value      Exercisable/    Exercisable/
  Name       on Exercise (#)      Realized ($)  Unexercisable   Unexercisable
  ----        ---------------     ------------  -------------   -------------
W.M. Beard        -0-             $   -0-          9,375/-0-        $-0-/-0-
Herb Mee, Jr.     -0-             $   -0-         18,371/-0-        $-0-/-0-

Compensation of Directors

     Mr. Carr received compensation of $9,303 for services rendered during 2000 as a director of Beard. Messrs. Hallock, Martin and Price received $7,500, $8,000 and $8,000, respectively, of deferred fees under the Company's Deferred Stock Compensation Plan (the "Plan"). Under the Plan, the electing officers and directors can defer fees and compensation until termination of service or termination of the Plan, at which time the accounts will be settled by distribution of a number of shares of the Company's common stock equal to the number of Units credited under the Plan. A Unit is equal to the amount deferred divided by the fair market value of a share of common stock on the date of deferral. Currently, the non-management directors each receive $500 per month for their services, and also receive the following fees for directors' meetings which they attend: annual and 1-1/2 day meetings -- $750; regular meeting -- $500; telephone meeting -- $100 to $300 depending upon length of meeting. The non-management directors also receive a small year-end bonus depending upon their length of service as directors of Beard and Beard Oil. Accordingly, Messrs. Hallock, Martin, Price, and Carr received $600, $150, $600 and $300, respectively, in 2000. All of the directors except Mr. Carr deferred such bonuses pursuant to the Plan. Beard also provides health and accident insurance benefits for its non-management directors who are not otherwise covered. Messrs. Hallock and Price received $139 and $3,396, respectively, of such compensation during the year. None of the directors received additional compensation in 2000 for their committee participation.

     The four eligible non-management directors (Hallock, Martin, Price and Carr) were each granted 3,750(A) phantom stock units (the "Units") under the Company's 1994 Phantom Stock Units Plan on November 1, 1994.(B) Mr. Carr was awarded 3,750(A) Units when he became eligible on February 22, 1995.(B) All of these awards were based on an award price of $2.667(A) per share and vested over a five year period at the rate of 20% per year. Messrs. Hallock, Martin, Price and Carr were each granted 3,750(A) Units on October 23, 1997 at an award price of $6.667(A) per share, the market value of the stock on such date. The 1997 awards vest over a four year period at the rate of 25% per year. Each participant has the option of receiving payment for his award: (i) as it vests;
(ii) at the conclusion of the award period; or (iii) 50% as it vests, with the other 50% deferred to the conclusion of the award period. Payments are based upon appreciation in the market value of the Company's common stock during the appropriate time interval selected. Mr. Carr received a cash payment of $1,123 in 2000 for 750 Units which vested on February 22, 2000, $1,987 in 1999 for 750 Units which vested on February 22, 1999, $3,046 in 1998 for 750 Units which vested on February 22, 1998 and $3,808 in 1997 for 2,000 Units which vested on February 22, 1997.(A) Messrs. Hallock and Price received $8,630 each in 2000 for 5,000 Units which vested on November 1, 1999.(A)

-------------

(A) All Units and per share prices have been adjusted to reflect the 3-for-4 reverse stock split effected in September 2000.

(B) The market value on November 1, 1994 was $2.50 per share; on February 22, 1995 it was $2.333 per share.

Compensation Committee Interlocks and Insider Participation

     Michael E. Carr, who has been elected by the preferred shareholders to serve as their representative on the Board of Directors, was elected to serve as a member of the Compensation Committee on April 26, 1994. Mr. Carr served as Senior Vice President of Beard Oil from December 1986 until October 1993.

                           RELATED PARTY TRANSACTIONS

     In April 2000, William M. Beard and Lu Beard, as trustees of the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Trustees") agreed to provide a $1 million revolving line of credit to the Company. The Trustees agreed to make a 15-month loan at 10% interest to the Company subject to the terms of a promissory note dated April 3, 2000 and a letter loan agreement of corresponding date. On September 1, 2000 the letter loan agreement was amended to reduce the revolver to $700,000 and a renewal note in such amount extended the maturity to February 28, 2002. On October 20, 2000, the Trustees agreed to loan an additional $800,000, also at 10% interest, with a maturity of April 1, 2002. As of December 31, 2000, $1,036,000 had been advanced under the two notes.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors (the "Board") establishes the general compensation policies of the Company. The Committee meets once each year to establish specific compensation levels for the chairman/chief executive officer ("CEO") and the president/chief financial officer ("CFO") and to review the executive officers' compensation generally. (The compensation for executive officers other than the CEO and CFO is actually determined by the CEO and CFO).

     The Committee's goal in setting executive compensation is to motivate, reward and retain management talent who support the Company's goals of increasing shareholder value. This goal is to provide competitive levels of compensation that relate to the Company's long-term performance goals and objectives, reward outstanding corporate performance and recognize individual initiative and achievement. The Committee endeavors to achieve these objectives through a combination of base salary, cash bonuses and stock options.

     The Committee believes that the total compensation of its CEO, CFO and other executive officers should be tied to the Company's success in achieving long-term growth in earnings, cash flow and stock price per share. The Committee also believes that the total cash compensation of such officers should, to the extent possible, be similar to the total cash compensation of similarly situated executives of peer group public companies. To date neither the Company nor the Committee has been able to establish a peer group which they feel is comparable enough in size, financial structure and diversity of operations to establish a valid comparison.

     No executive officer's compensation for 2000 exceeded the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as amended, and the same result is anticipated for 2001. The Committee does not anticipate that any executive officer's compensation would approach the threshold level in the foreseeable future.

     Base Salaries. No salary increases have been granted to the Company's top two executive officers since September of 1990. Because of the poor financial results in 1998, 1999 and 2000, no changes in base salary are currently under consideration for any of the executive officers. The Chairman elected to defer one-half of his salary effective October 16, 2000.

     Cash Bonuses. All employees of the Company receive a small year-end bonus depending upon their length of service as employees of Beard or Beard Oil. Because of the overall financial results, no other cash bonuses have been paid to executive officers during the last three fiscal years.

     Beard Group 401(k) Plan. One of the investment options available under the Company's 401(k) Plan (the "401(k) Plan") is the option for each participant to invest all or part of his investment account in Company common stock ("The Beard Company Stock Fund Investment Option"). Because the trustee of this portion of the 401(k) Plan was having difficulty purchasing sufficient shares of such stock in the open market, the 401(k) Plan was amended in September of 1995 to permit the trustee to purchase authorized shares of Beard common stock directly from the Company, and the Company reserved 112,500(A) shares of its authorized but unissued common stock for such purpose. The Committee felt that this step was extremely important because it enabled key management members to significantly increase their ownership in the Company, further aligning their interests with those of the shareholders. Since the amendment was approved, the trustee has purchased 66,225(A) shares from the Company, with more than 75% of such shares being purchased for the accounts of present executive officers of the Company.

-----------------

(A) Adjusted to reflect the 3-for-4 reverse stock split effected in September 2000.

     Stock Options. The Committee desires to reward long-term strategic management practices and enhancement of shareholder value through the award of stock options. The Committee believes that stock options encourage increased performance by the Company's key employees by providing incentive to employees to elevate the long-term value of the Company's common stock, thus aligning the interests of the Company's employees with the interests of its shareholders. Additionally, stock options build stock ownership and provide employees with a long-term focus.

     The Committee and the Board have placed particular emphasis upon stock options in structuring the compensation package for senior management, in the belief that the interests of senior management and the Company's shareholders should be as closely aligned as possible.

CEO Compensation

     W. M. Beard has been Chairman and CEO of the Company and its predecessors since 1974. Mr. Beard's 2000 base salary was $132,000, and has not increased since 1990. He receives, along with all other Beard employees, a small year-end bonus based on length of service with Beard or Beard Oil. The 1994 stock option grant of 50,000 shares to Mr. Beard reflected the Committee's desire to provide significant incentives which link long-term executive compensation to long-term growth in equity for all shareholders, as described above. The award also reflected Mr. Beard's position and level of responsibility within the Company, the Committee's qualitative analysis of his performance in managing the Company, and the importance of the role he plays in determining the Company's strategic direction. Based on the Company's profitability, the granting of any additional stock options to Mr. Beard or other key management members was not considered by the Committee in 2000. A significant portion of the Company's outstanding options were exercised in 1998, including 75% of his outstanding option by Mr. Beard. The Committee may consider the awarding of additional options to key management members, including Mr. Beard, in 2001 and subsequent years. Any such grants will depend upon the Company's profitability, the outlook for its various businesses and the Committee's determination of the need to provide additional incentives to management.

                         COMPENSATION COMMITTEE
                              Allan R. Hallock, Chairman
                                Harlon E. Martin, Jr.
                                  Ford C. Price
                                    Michael E. Carr

                                STOCK PERFORMANCE

     The following performance graph compares The Beard Company's cumulative total stockholder return on its common stock against the cumulative total return of the NASDAQ Market Index and the SIC Code Index of the Bituminous Coal, Surface Mining Industry compiled by Media General Financial Services for the period from December 31, 1995 through December 31, 2000. The performance graph assumes that the value of the investment in The Beard Company stock and each index was $100 on December 31, 1995 and that any dividends were reinvested. The Beard Company has never paid dividends on its common stock.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                            AMONG THE BEARD COMPANY,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

                             1995    1996    1997    1998    1999    2000
                             ----    ----    ----    ----    ----    ----

THE BEARD COMPANY             100  135.29  247.06  152.94   88.24   16.47
SIC CODE INDEX                100  146.60  119.44   74.05   52.86  100.88
NASDAQ MARKET INDEX           100  124.27     152  214.39  378.12  237.66


                     ASSUMES $100 INVESTED ON JAN. 1, 1996
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2000

                     December  December  December  December  December  December
                       1995      1996      1997      1998      1999      2000
                       ----      ----      ----      ----      ----      ----
The Beard Company     100.00    135.29    247.06    152.94     88.24     16.47
Bituminous Coal,
   Surface Mining
   Industry Index     100.00    146.60    119.44     74.05     52.86    100.88
NASDAQ Market Index   100.00    124.27    152.00    214.39    378.12    237.66

     The Industry Index chosen consists of the following companies: American Southwest Holdings, Arch Coal, Inc., Consol Energy, Inc., Headwaters Inc., Westmoreland Coal Co. and Yanzhou Coal Mining Co.

                         AMENDMENT TO THE BEARD COMPANY
                        DEFERRED STOCK COMPENSATION PLAN
                                (Proposal No. 2)

     At the 1996 Annual Meeting of Shareholders held on June 3, 1996, the shareholders authorized The Beard Company Deferred Stock Compensation Plan (the "Plan") which first became effective November 1, 1995. The Plan is intended to advance the interests of the Company and its shareholders by providing a means to attract and retain highly-qualified persons to serve as Officers and Directors and to promote ownership by Officers and Directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of shareholders of the Company.

     A copy of the Plan, as proposed to be amended, is attached to this Proxy Statement as Exhibit A and the description contained herein is qualified in its entirety by reference to the complete text of the Plan. Capitalized terms used below not otherwise defined herein shall have the meaning ascribed to them in the Plan.

     Upon the recommendation of management, the Board of Directors of the Company voted on April 21, 1999, subject to stockholder approval, to amend the Plan effective January 1, 1999, to increase the number of shares of common stock authorized for issuance thereunder from 50,000 to 100,000; to delete the six month notice required to change an election and provide for 30 day notice prior to the next payment date; and to delete reference to Rules under Section 16b-3 of the Exchange Act that no longer apply. All of these changes were approved by the stockholders on July 21, 1999. As a result of the 3-for-4 reverse stock split approved by the stockholders on September 1, 2000, the number of shares of common stock authorized for issuance, as provided in Article X of the Plan, was effectively reduced to 75,000, and the individual Participants' Stock Unit Accounts were adjusted to reflect the split.

     Upon the recommendation of management, the Board of Directors of the Company voted on October 25, 2000, subject to stockholder approval, to amend the Plan effective October 1, 2000, to increase the number of shares of common stock authorized for issuance thereunder from 75,000 (as adjusted for the aforementioned reverse split) to 200,000.

     As of December 31, 2000, the Compensation and Fees which had been credited to the individual Participants' Stock Unit Accounts, after adjusting for the 3-for-4 reverse stock split, and which will ultimately be converted into Beard common stock, totaled 105,241 Units, including 62,201, 2,898, 14,906, 9,855 and 15,381 Units, respectively, for Messrs. Beard, Mee, Hallock, Martin and Price. Management does not believe the remaining shares are sufficient to meet the Company's needs. The Board concurs with management's recommendation, and believes that the proposed increase in the number of shares available for issuance under the Plan will enable the Company to continue its policy of attracting and retaining highly-qualified persons to serve as Officers and Directors by promoting ownership of a greater proprietary interest in the Company.

     The Plan enables Officers and Directors of the Company to defer Compensation and Fees in cash and to elect payments of such Compensation and Fees in Beard common stock. All Officers and Directors are automatically entitled to participate in the Plan. There are currently nine individuals eligible for the Plan. Directors may elect to defer a minimum of 25% of their Compensation and Fees or a greater amount in 25% increments and Officers may elect to defer a minimum of 10% of Compensation and Fees or a greater amount in 5% increments. All Compensation and/or Fees deferred under the Plan will be credited to the individual Participant's Stock Unit Account and will then be converted into Beard common stock by dividing the amount of Compensation and Fees deferred by the Fair Market Value of one Share of common stock as of the date the Compensation or Fees would have otherwise been paid. Once a person ceases to be an Officer or Director, their participation in the Plan automatically terminates. The Plan complies with the requirements of Rule 16b-3 of the Exchange Act. Following shareholder approval, a maximum of 200,000 Shares of Beard common stock may be issued under the Plan.

     The Shares received by the Participant in lieu of Compensation and Fees will be maintained in each Participant's Stock Unit Account until (i) the Participant ceases to be an Officer or Director, for any reason, or (ii) termination of the Plan upon the earlier of the following events: (a) no Shares remain available under the Plan, (b) June 30, 2006, or (c) action of the Board of Directors terminating the Plan. Upon any of these events, the Shares of common stock in each Participant's Stock Unit Account will be distributed. The Participants will not have shareholder rights with respect to these Shares until this distribution.

     The Plan may be amended or terminated without shareholder vote or consent of the Participants, unless required by Federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares are listed or quoted. If a vote is required it will be taken at the next shareholders' meeting after such amendment or modification.

     The Plan is administered by the Compensation Committee (the "Committee"), which is composed of not less than two members of the Board of Directors. No Participant shall make any determination relating solely or primarily to his or her own Shares or Stock Unit Account. The Committee makes all determinations necessary to administer the Plan, but each Participant solely has the right and authority to make an election to defer Compensation and Fees pursuant to the Plan.

     The  approval  and  adoption  of  this  proposed   amendment  requires  the
affirmative vote by a majority of the Company's outstanding common and preferred stock present in person or represented at the meeting and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE BEARD COMPANY DEFERRED STOCK COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM 75,000 TO 200,000.

                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (Proposal No. 3)

     Cole & Reed, P.C., Independent Certified Public Accountants, were selected to be the independent auditors of the Company for 2000, and management recommends that they be selected to be the independent auditors of the Company for 2001. Although not formally required, stockholders' approval of such appointment is requested. To the knowledge of management, such accountants do not have any direct, or material indirect, financial interest in the Company and its subsidiaries, nor have they had any connection during the past three (3) years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of Cole & Reed, P.C., are expected to be present at the meeting. They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF COLE & REED, P.C.

     In the event the appointment of Cole & Reed, P.C. should not be approved by the stockholders, the Board of Directors will make another appointment, to be effective at the earliest feasible time.

                                  VOTE REQUIRED

     The holders of shares entitled to cast a majority of the votes, present in person or by proxy, constitute a quorum for the transaction of business at the meeting. The affirmative vote of holders of the Company's stock entitled to cast a majority of the votes represented at the annual meeting will be required for the approval of (1) the amendment to The Beard Company Deferred Stock Compensation Plan and (2) the appointment of Cole & Reed, P.C., as independent auditors of the Company for 2001. The election of directors shall be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     The office of the Company's Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the annual meeting. Neither the corporate law of the State of Oklahoma, the state in which the Company is incorporated, nor the Company's Certificate of Incorporation or By-Laws have any specific provisions regarding the treatment of abstentions and broker non-votes. It is the Company's policy to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the meeting; to treat abstentions as votes not cast but to treat them as shares represented at the meeting for determining results on actions requiring a majority vote; and to consider neither abstentions or broker non-votes in determining results of plurality votes.

                              STOCKHOLDER PROPOSALS

     The Board of Directors anticipates that next year's annual meeting will be held during the first week of June 2002. Any proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company not later than February 4, 2002 in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. For any other proposal that a shareholder wishes to have considered at the 2002 annual meeting, the Company must receive written notice of such proposal not later than April 9, 2002. Proposals that are not received by this date will be considered untimely. In addition, proposals must comply with the Company's bylaws and the rules and regulations of the Securities and Exchange Commission. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No stockholder proposals were received for inclusion in this Proxy Statement.

                                  OTHER MATTERS

     Management knows of no other matters to be brought before the Annual Meeting of Stockholders; however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy will vote the proxies in their discretion in the manner they believe to be in the best interest of the Company.

     The accompanying form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies named herein have been designated by your Board of Directors.

     Management urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted according to the instructions of the shareholder; provided, however, if no specific instructions are given, the shares will be voted as recommended by the Board of Directors. A shareholder may revoke his or her proxy any time before it is voted at the meeting. A shareholder who attends the meeting and wishes to vote in person may revoke his or her proxy at the meeting. Otherwise, a shareholder must advise the secretary of the Company in writing of revocation of his or her proxy.

                                THE BEARD COMPANY
                                By Order of the Board of Directors


                                REBECCA G. WITCHER
                                Rebecca G. Witcher
                                Secretary

Oklahoma City, Oklahoma
April 27, 2001

                                                                       Exhibit A


                                AMENDMENT NO. TWO

                                       TO

                                THE BEARD COMPANY

                        DEFERRED STOCK COMPENSATION PLAN


                              Adopted: June 3, 1996

                              Amended: June 7, 2001

                                AMENDMENT NO. TWO
                                       TO
                                THE BEARD COMPANY
                        DEFERRED STOCK COMPENSATION PLAN

                                                                   Page
ARTICLE I       Purpose and Effective Date                          1

ARTICLE II      Definitions                                         1

ARTICLE III     Shares Available Under the Plan                     3

ARTICLE IV      Administration                                      3

ARTICLE V       Eligibility                                         3

ARTICLE VI      Deferral Elections In Lieu  of Cash Payments        3

ARTICLE VII     Settlement of Stock Units                           5

ARTICLE VIII    Unfunded Status                                     5

ARTICLE IX      Designation of Beneficiary                          5

ARTICLE X       Adjustment Provisions                               6

ARTICLE XI      Compliance with Rule 16b-3                          6

ARTICLE XII     General Provisions                                  6

                                AMENDMENT NO. TWO

                                       TO
                                THE BEARD COMPANY
                        DEFERRED STOCK COMPENSATION PLAN



                                    ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

     1.1 Purpose. The Beard Company Deferred Stock Compensation Plan, as amended, (the "Plan") is intended to advance the interests of the Company and its shareholders by providing a means to attract and retain highly-qualified persons to serve as Officers and Directors and to promote ownership by Officers and Directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of shareholders of the Company.

     1.2 Effective Date. This Plan first became effective November 1, 1995 and was approved by the shareholders of the Company by the affirmative vote of a majority of Shares of the Company present, or represented, and entitled to vote on the subject matter, at the 1996 Annual Meeting of Shareholders of the Company. The Plan was amended by an affirmative vote of a majority of Shares of the Company present, or represented, and entitled to vote on the subject matter, at the 1999 Annual Meeting of Shareholders of the Company. The Plan, as amended, shall become effective on October 1, 2000, subject to the approval of the shareholders of the Company by the affirmative vote of a majority of the Shares of the Company present, or represented, and entitled to vote on the subject matter, at the 2001 Annual Meeting of Shareholders of the Company.

                                   ARTICLE II

                                   DEFINITIONS

     The following terms shall be defined as set forth below:

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Compensation" means all or part of the cash remuneration payable to an Officer in his or her capacity as an Officer.

     2.3 "Committee" means the Compensation Committee of the Board.

     2.4 "Company" means The Beard Company, an Oklahoma corporation, or any successor thereto.

     2.5 "Deferral Date" means the date Fees or Compensa tion would otherwise have been paid to the Participant.

     2.6 "Director" means any individual who is a member of the Board.

     2.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     2.8 "Fair Market Value" means the "Market Price" as defined in the Certificate of Designations for the Company's outstanding Series A Convertible Preferred Stock (the "Certificate"); provided, however, that in the event that Fair Market Value is less than the "Conversion Price" as defined in the Certificate, then the Fair Market Value shall be the average of (i) the last sale of such security on any day there are sales of such securities on the OTC Bulletin Board(R), or (ii) if there have been no sales on the OTC Bulletin Board(R) on any day, the best asked price at the end of such day, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day.

     2.9 "Fees" means all or part of any retainer and/or fees payable to a Director in his or her capacity as a Director.

     2.10  "Officer" means any person so designated by the Board.

     2.11 "Participant" means a Director or Officer who defers Fees or Compensation under Article VI of this Plan.

     2.12 "Reconciliation Events" means certain events which cause the amount of Fees or Compensation actually paid during a period to differ from the amount of Fees credited pursuant to Section 6.4, including, but not limited to, the following: an increase or decrease in Fees paid, additional meetings held, missed attendance at certain meetings, newly elected directors and Terminations of Service.

     2.13 "Secretary" means the Corporate Secretary or any Assistant Corporate Secretary of The Beard Company.

     2.14 "Shares" means shares of the common stock of The Beard Company, par value $.001333 per share, or of any successor corporation or other legal entity adopting this Plan.

     2.15 "Stock Units" means the credits to a Participant's Stock Unit Account under Article VI of this Plan, each of which represents the right to receive one Share upon settlement of the Stock Unit Account.

     2.16 "Stock Unit Account" means the bookkeeping account established by the Company pursuant to Section 6.4.

     2.17  "Termination  Date"  means the date the Plan  terminates  pursuant to
Section 12.8.

     2.18 "Termination of Service" means termination of service as a Director or Officer in any of the following circum stances:

          (a) Where the Participant voluntarily resigns or retires;

          (b) Where a Director is not re-elected (or elected in the case of an appointed Director) to the Board by the shareholders, or an Officer is not re-elected as an Officer by the Board; or

          (c) Where the Participant dies.

                                   ARTICLE III

                         SHARES AVAILABLE UNDER THE PLAN

     Subject to adjustment as provided in Article X, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under this Plan shall not exceed 200,000 (after giving effect to the 3-for-4 reverse stock split effected September 20, 2000). Such Shares may include authorized but unissued Shares or treasury Shares.

                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 This Plan shall be administered by the Board's Compensation Committee, or such other committee or individual as may be designated by the Board. Notwithstanding the foregoing, no Director who is a Participant under this Plan shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account.

     4.2 It shall be the duty of the Committee to administer this Plan in accordance with its provisions and to make such recommendations of amendments or otherwise as it deems necessary or appropriate.

     4.3 The Committee shall have the authority to make all determinations it deems necessary or advisable for administering this Plan, subject to the limitations in Section 4.1 and other explicit provisions of this Plan.

                                    ARTICLE V

                                   ELIGIBILITY

     Each Director and Officer of the Company shall be eligible to defer Fees and Compensation under Article VI of this Plan.

                                   ARTICLE VI

                   DEFERRAL ELECTIONS IN LIEU OF CASH PAYMENTS

     6.1 General Rule. Each Director or Officer may, in lieu of receipt of Fees or Compensation, defer such Fees or Compensation in accordance with this Article VI.

     6.2 Timing of Election. Each eligible Director or Officer who wishes to defer Fees or Compensation under this Plan must make an irrevocable written election at least six (6) months prior to the beginning of the date on which the Fees or Compensa tion would otherwise be paid; provided, however, that with respect to (a) any election made by a newly-elected or appointed Director or Officer ("New Participant Elections") and (b) elections made prior to shareholder approval for the Plan as provided in Section 1.2 hereof ("Initial Elections"), the following special rules shall apply: (i) with respect to any New Participant Elections, the Company shall hold such deferred Fees or Compensation (without interest) and credit them pursuant to Section 6.4 on or as of the date which follows by six months such deferral election and (ii) with respect to any Initial Elections, such elections shall be effective for any Fees or Compensation paid on the date the election was made and the Company shall hold such deferred Fees or Compensation (without interest) and credit them pursuant to Section 6.4 on or as of the date on which the shareholders of the Company approve the Plan in accordance with Section 1.2; provided, however, the Fair Market Value used to determine the number of Stock Units to be credited shall be the Fair Market Value as of the date the election was made. An election by a Director or an Officer shall be deemed to be continuing and therefore applicable to Fees or Compensation to be paid in periods unless the Director or Officer revokes or changes such election by filing a new election form thirty
(30) days prior to the next payment date for Fees or Compensation.

     6.3 Form of Election. An election shall be made in a manner satisfactory to the Secretary. Generally, an election shall be made by completing and filing the specified election form with the Secretary of the Company within the period described in Section 6.2. At minimum, the form shall require the Director or Officer to specify the following:

          (a) a percentage (for Directors in 25% incre ments, and for Officers not less than 10% and in 5% increments thereafter), not to exceed an aggregate of 100% of the Fees or Compensation to be deferred under this Plan; and

          (b) the manner of settlement in accordance with Section 7.2.

     6.4 Establishment of Stock Unit Account. The Company will establish a Stock Unit Account for each Participant. All Fees or Compensation deferred pursuant to this Article VI shall be credited to the Participant's Stock Unit Account as of the Deferral Date and converted to Stock Units as follows: The number of Stock Units shall equal the deferred Fees or Compensation divided by the Fair Market Value of a Share on the Deferral Date, with fractional units calculated to three
(3) decimal places.

     6.5 Credit of Dividend Equivalents. As of each dividend payment date with respect to Shares, each Participant shall have credited to his or her Stock Unit Account an additional number of Stock Units equal to: the per-share cash dividend payable with respect to a Share on such dividend payment date multiplied by the number of Stock Units held in the Stock Unit Account as of the close of business on the record date for such dividend divided by the Fair Market Value of a Share on such dividend payment date. If dividends are paid on Shares in a form other than cash, then such dividends shall be notionally converted to cash, if their value is readily determinable, and credited in a manner consistent with the foregoing and, if their value is not readily determinable, shall be credited "in kind" to the Participant's Stock Unit Account.

     6.6 Reconciliations. The Company shall record all Reconciliation Events and, as soon as reasonably practicable after the end of each calendar quarter or after a Termination of Service, make appropriate adjustments to each Participant's Stock Unit Account to reflect such Reconciliation Events; provided, however, the Fair Market Value used to determine such adjustments shall be the same Fair Market Value used to determine the number of Stock Units credited to such Participant's Stock Unit Account.

                                   ARTICLE VII

                            SETTLEMENT OF STOCK UNITS

     7.1 Settlement of Account. The Company will settle a Participant's Stock Unit Account in the manner described in Section 7.2 as soon as administratively feasible following the earlier of (i) notification of such Participant's Termination of Service or (ii) the Termination Date.

     7.2 Payment Options. An election filed under Article VI shall specify whether the Participant's Stock Unit Account is to be settled by delivering to the Participant (or his or her beneficiary) the number of Shares equal to the number of whole Stock Units then credited to the Participant's Stock Unit Accounts, in (a) a lump sum, or (b) substantially equal annual installments over a period not to exceed ten (10) years. If, upon lump sum distribution or final distribution of an installment, less than one whole Stock Unit is credited to a Participant's Stock Unit Account, cash will be paid in lieu of fractional shares on the date of such distribution.

     7.3 Continuation of Dividend Equivalents. If payment of Stock Units is deferred and paid in installments, the Participant's Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section 6.5.

     7.4 In Kind Dividends. If any "in kind" dividends were credited to the Participant's Stock Unit Account under Section 6.5, such dividends shall be payable to the Participant in full on the date of the first distribution of Shares under Section 7.2.

                                  ARTICLE VIII

                                 UNFUNDED STATUS

     The interest of each Participant in any Fees or Compensation deferred under this Plan (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units (and, if any, "in kind" dividends) credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company.

                                   ARTICLE IX

                           DESIGNATION OF BENEFICIARY

     Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive the Shares described in Section 7.2 in the event of such Participant's death. The Company may rely upon the beneficiary designation last filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant's death.

                                    ARTICLE X

                              ADJUSTMENT PROVISIONS

     In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, or similar corporate transaction or event affects Shares such that an adjustment is determined by the Board or Committee to be appropriate to prevent dilution or enlargement of Participants' rights under this Plan, then the Board or Committee will, in a manner that is proportionate to the change to the Shares and is otherwise equitable, adjust the number or kind of Shares to be delivered upon settlement of Stock Unit Accounts under Article VII.

                                   ARTICLE XI

                           COMPLIANCE WITH RULE 16b-3

     Subject to Section 6.2, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with the deferral of Fees and Compensation.

                                   ARTICLE XII

                               GENERAL PROVISIONS

     12.1 No Right to Continue as an Officer or Director. Nothing contained in this Plan will confer upon any Participant any right to continue to serve as an Officer or Director.

     12.2 No Shareholder Rights Conferred. Nothing contained in this Plan will confer upon any Participant any rights of a shareholder of the Company unless and until Shares are in fact issued or transferred to such Participant in accordance with Article VII.

     12.3 Change to the Plan. The Board may amend, alter, suspend, discontinue, extend, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's share holders at the next annual meeting of shareholders having a record date after the date such action was taken if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board determines in its discretion to seek such shareholder approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account.

     12.4 Consideration; Agreements. The consideration for Shares issued or delivered in lieu of payment of Fees or Compensa tion will be the service of the Officer or Director during the period to which the Fees or Compensation paid in the form of Shares related.

     12.5 Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with this Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     12.6 Limitations on Transferability. Stock Units and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c) under the Exchange Act will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death); provided, however, that such rights may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares on Form S-8 or a successor registration form of the Securities and Exchange Commission. Stock Units and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

     12.7 Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Oklahoma, without giving effect to principles of conflicts of laws, and applicable federal law.

     12.8 Plan Termination. Unless earlier terminated by action of the Board or Executive Committee of the Board, the Plan will remain in effect until the earlier of (i) such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan or (ii) June 30, 2006.

PROXY

                                THE BEARD COMPANY
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR STOCKHOLDERS MEETING ON JUNE 7, 2001

     The undersigned stockholder of The Beard Company, an Oklahoma corporation, hereby appoints W. M. Beard and Herb Mee, Jr. or either of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of stock of The Beard Company owned by the undersigned in all matters coming before the 2001 Annual Meeting of Stockholders (or any adjournment thereof) of The Beard Company to be held in the Executive Boardroom of the Holiday Inn Express & Suites, located at 2811 N. W. Expressway, Oklahoma City, Oklahoma 73112, on Thursday, June 7, 2001 at 10:00 a.m. local time. The Board of Directors recommends a vote "FOR" the following matters, all as more specifically set forth in the Proxy Statement:

1.   Election of Directors.

      [ ]  FOR the nominees listed below
      [ ]  WITHHOLD AUTHORITY to vote for the nominees listed below:

           Harlon E. Martin, Jr. - three year term expiring in 2004 Herb Mee, Jr. - three year term expiring in 2004

2. Approval of the Amendment to The Beard Company Deferred Stock Compensation Plan, a copy of which is attached to the accompanying Proxy Statement as Exhibit A.

     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. Approval of Appointment of Cole & Reed, P.C. as independent certified public accountants for fiscal 2001.

     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 2 AND 3 AND "FOR" THE ELECTION OF THE DIRECTORS NOMINATED.


                                           Dated__________________________, 2001


                                           -------------------------------------
                                           (Signature)

                                           -------------------------------------
                                           (Signature if held jointly)

                                           Please sign exactly as your name
                                           appears on your stock certificate
                                           indicating your official position or
                                           representative capacity if
                                           applicable; if shares are held
                                           jointly, each owner should sign.
                                           IMPORTANT:  PLEASE SIGN, DATE AND
                                           RETURN THIS PROXY BEFORE THE DATE
                                           OF THE ANNUAL MEETING IN THE
                                           ENCLOSED ENVELOPE.